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Exhibit 99.1

Scientific Games announces proposed private offering of
$700 million of senior secured notes and $2,200 million of
senior unsecured notes

NEW YORK—November 5, 2014—Scientific Games Corporation (NASDAQ: SGMS) ("Scientific Games") today announced that its wholly owned subsidiary, Scientific Games International, Inc. ("SGI"), intends, subject to market and other conditions, to offer $700 million of senior secured notes due 2021 (the "Secured Notes") and $2,200 million of senior unsecured notes due 2022 (the "Unsecured Notes," and together with the Secured Notes, the "Notes") in a private offering.

Scientific Games intends to use the net proceeds of the Notes offering, together with cash and borrowings under its revolving credit facility and incremental term loans pursuant to its credit agreement, to finance its acquisition (the "Bally Acquisition") of Bally Technologies, Inc. (NYSE:BYI) ("Bally"), including the refinancing of certain indebtedness of Bally and to pay related fees and expenses. The Notes are expected initially to be issued by SGI's subsidiary, SGMS Escrow Corp.

Upon consummation of the Bally Acquisition, the Notes will be assumed by SGI and guaranteed on a senior basis by Scientific Games and certain of its subsidiaries. The Secured Notes will be secured by liens on the same collateral that secures indebtedness under Scientific Games' credit agreement.

The Notes will not be registered under the Securities Act of 1933 (the "Securities Act") or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The Notes will be offered only to qualified institutional buyers in accordance with Rule 144A and to non-U.S. Persons under Regulation S under the Securities Act.

This press release does not and will not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor will there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Company contacts

Investor Relations:
Bill Pfund (847) 785-3167

Media Relations:
Mollie Cole (773) 961-1194

Forward-looking statements

In this press release, Scientific Games makes "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as "may," "will," "estimate," "intend," "continue," "believe," "expect," "anticipate," "should," "could," "potential," "opportunity," "goal," or similar terminology. These statements are based upon management's current expectations, assumptions and estimates and are not guarantees of timing, future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things: competition; U.S. and international economic and industry conditions, including declines in or slow growth of lottery retail sales or gross gaming revenues, reductions in or constraints on capital spending by gaming or lottery operators and credit risk relating to customers; slow growth of new gaming jurisdictions, slow addition of casinos in existing jurisdictions and declines in the replacement cycle of gaming machines; ownership changes and consolidation in the casino industry; opposition to legalized gaming or the expansion thereof; ability to adapt to, and offer products that keep pace with, evolving technology; ability to develop successful gaming concepts and content; laws and government regulation, including those relating to gaming licenses and environmental laws; inability to identify and capitalize on trends and changes in the gaming and lottery industries, including the expansion of interactive gaming; dependence upon key providers in our social gaming business; retention and renewal of existing contracts or entry into new or revised contracts; level of our indebtedness, higher interest rates, availability and adequacy of cash flows and liquidity to satisfy obligations or future needs, and restrictions and covenants in our debt agreements; protection of our intellectual property, ability to license third party intellectual property; and the intellectual property rights of others; security and integrity of our software and systems and reliance on or failures in our information technology systems; natural events that disrupt our operations or those of our customers, suppliers or regulators; inability to benefit from, and risks associated with, strategic equity investments and relationships, including (i) the inability of our joint venture to meet the net income targets or otherwise to realize the anticipated benefits under its private management agreement with the Illinois lottery, (ii) the inability of our joint venture to meet the net income targets or other requirements under its agreement to provide marketing and sales services to the New Jersey lottery or otherwise to realize the anticipated benefits under such agreement (including as a result of a protest) and (iii) failure to realize the anticipated benefits related to the award to our consortium of an instant lottery game concession in Greece; failure to achieve the intended benefits of the acquisition of WMS, including due to the inability to realize synergies in the anticipated amounts (as reflected in attributable EBITDA after anticipated cost savings) or within the contemplated time frames or cost expectations, or at all; inability to complete future acquisitions, including the Bally Acquisition due to the failure to obtain the required approvals or debt financing or otherwise; litigation relating to the Bally Acquisition; disruption of our current plans and operations in connection with the Bally Acquisition (whether prior to its completion or following its completion, including in connection with the integration of Bally), including departure of key personnel or inability to recruit additional qualified personnel or maintain relationships with customers, suppliers or other third parties; costs, charges and expenses relating to the Bally Acquisition; inability to successfully integrate future acquisitions, including Bally (including SHFL entertainment, Inc.

and Dragonplay Ltd.) following completion of the Bally Acquisition; failure to realize the intended benefits of the Bally Acquisition, including the inability to realize the anticipated synergies in the anticipated amounts (as reflected in attributable EBITDA after anticipated cost savings) or within the contemplated time frames or cost expectations, or at all; operating results, cash flows or financial conditions following the Bally Acquisition that differ materially from the pro forma information contained in the offering document; inability to control Bally until completion of the Bally Acquisition; incurrence of restructuring costs, revenue recognition standards and impairment charges; fluctuations in our results due to seasonality and other factors; dependence on suppliers and manufacturers; risks relating to foreign operations, including fluctuations in foreign currency exchange rates and restrictions on the import of our products; dependence on our employees; litigation and other liabilities relating to our business, including litigation and liabilities relating to our contracts and licenses, our products and systems, our employees, intellectual property and our strategic relationships; influence of certain stockholders and stock price volatility; and other risks, uncertainties and factors relating to indebtedness generally and the notes in particular. Additional information regarding risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the Securities and Exchange Commission, including under the heading "Risk Factors" in our most recent Annual Report on Form 10-K and in our subsequent periodic reports. Forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

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  Exhibit 99.1
Scientific Games announces proposed private offering of $700 million of senior secured notes and $2,200 million of senior unsecured notes